                      SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D. C. 20549



                                   FORM 8-K

             Current Report Pursuant To Section 13 Or 15(d) Of The
                       Securities Exchange Act Of 1934


              Date of Report (Date of earliest event reported):
                               August 14, 1998





                            GATEFIELD CORPORATION
            (Exact name of registrant as specified in its charter)



                                   DELAWARE
                           (State of incorporation)



Commission file number 0-13244                      41-1404495
                                         (I.R.S. Employer Identification No.)


                            47100 BAYSIDE PARKWAY
                          FREMONT, CALIFORNIA 94538
            (Address of principal executive offices and zip code)


      Registrant's telephone number, including area code:  (510) 623-4400

Item 2.   DISPOSITION OF ASSETS.

SALE OF THE DESIGN SERVICES BUSINESS ASSETS

Pursuant to that certain Asset Purchase Agreement dated as of August 14, 1998 (the "Asset Purchase Agreement"), GateField Corporation (the "Company") sold certain of the assets relating to its Design Service Business Unit, which is engaged in the business of providing prototyping design services and verification services for electronic systems, integrated circuits and other electronic components, located in Mt. Arlington, New Jersey (the "Design Services Business") to Actel Corporation ("Actel"). The purchase price for such assets was (i) $5.4 million plus (ii) contingent payments to be paid over a three-year period on a quarterly basis based on the Design Services Business achieving certain profitability levels which payments shall not exceed $1.0 million in the aggregate.

Item 5.   OTHER EVENTS.

SERIES C PREFERRED STOCK PURCHASE AGREEMENT

Pursuant to that certain Series C Preferred Stock Purchase Agreement dated as of August 14, 1998, Actel purchased, and the Company issued to Actel, 300,000 shares of the Company's Series C Convertible Preferred Stock, par value $0.10, for an aggregate purchase price of $3,000,000 (the "Shares"). The Shares are initially convertible into 2,000,000 shares of the Company's common stock and are entitled to certain liquidation and redemption rights. Actel is entitled to certain registration rights and shall have a right of first refusal to purchase its pro rata share of certain new securities the Company may issue.

PRODUCT MARKETING AGREEMENT

On August 14, 1998, GateField Corporation and Actel entered into a Product Marketing Agreement (the "Marketing Agreement"). Under the terms of the Marketing Agreement, Actel received exclusive, worldwide distribution rights to the Company's standard ProASIC FPGA products below .35 micron, including FPGA products that are integrated with SRAM or Flash memory and all resulting next generation reduced process geometry ProASIC FPGA products. For these rights, Actel agreed to pay the Company an initial fee of $1.0 million and a $1.0 million fee upon qualification of the initial .25 micron product.

ACTEL LICENSE AGREEMENT

On August 14, 1998 GateField Corporation and Actel entered into a license agreement pursuant to which the Company granted to Actel a fully paid, non-exclusive, non-transferable license to sell and upon certain release events, make, have made, import and use the Company's standard ProASIC FPGA products below .35 micron and all resulting next generation reduced process geometry ProASIC FPGA products (the "Actel License Agreement"). Actel agreed to pay the Company a $1.0 million fee for such license.

ROHM LICENSE AGREEMENT

On July 31, 1998, GateField Corporation and Rohm Co., Ltd. ("Rohm") entered into a license agreement (the "Rohm License Agreement"). Pursuant to the Rohm License Agreement, the Company granted to Rohm a worldwide, nonexclusive and royalty-free license of the Company's ProASIC Technology for Standard ProASIC and embedded products down to 0.35 micron with no limitation on density and a license for 0.25 micron and below embedded products with a per unit royalty for a license fee of $2.5 million.

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

Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


          (a)  Financial Statements of Business Acquired:

               Not applicable.

          (b)  Pro Forma Financial Information:

               (1) GateField Corporation pro forma Condensed Balance Sheet
                   (unaudited) as of June 30, 1998 (see page 5)

          (c)  Exhibits

               2.1 Asset Purchase Agreement dated August 14, 1998, regarding the purchase of GateField Corporation's Design Services Business by Actel Corporation.

              10.1 License Agreement dated July 31, 1998 between GateField Corporation and Rohm Co., Ltd.

              99.1    GateField Corporation's press release dated August 14,
                      1998.



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                                  SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       GATEFIELD CORPORATION


                                       /s/  Timothy Saxe
                                       ---------------------------------------
                                       Timothy Saxe
                                       President and Chief Operating Officer


                                       /s/  James B. Boyd
                                       ---------------------------------------
                                       James B. Boyd
                                       Controller


Dated:  August 14, 1998


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

                             GATEFIELD CORPORATION
                          (FORMERLY ZYCAD CORPORATION)
                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                  (UNAUDITED)



                                                                                             Effect of
                                                                                             Marketing
                                                            Effect of Sale                   Agreement   Effect of
                                                                of Design       Effect of    and Actel     Rohm
                                                           Services Business    Preferred     License     License       Pro forma
(IN THOUSANDS)                               June 30, 1998      To Actel        Stock Sale   Agreement   Agreement    June 30, 1998
--------------                               -------------  ---------------     ----------   ---------   ----------   -------------
ASSETS
Current assets:
   Cash and cash equivalents                     $2,851        $5,412            $3,000       $2,000      $2,500        $15,763
   Short-term investments                           113            --                --           --          --            113
   Accounts receivable, net                       1,874          (678)               --           --          --          1,196
   Inventories                                      669            --                --           --          --            669
   Other current assets                             546            (2)               --           --          --            544
                                                 ------        ------            ------       ------      ------        -------
       Total current assets                       6,053         4,732             3,000        2,000       2,500         18,285

Property and equipment, net                       3,107           (55)               --           --          --          3,052
Other assets                                        254           (20)               --           --          --            234
                                                 ------        ------            ------       ------      ------        -------
       Total assets                              $9,414        $4,657            $3,000       $2,000      $2,500        $21,571
                                                 ------        ------            ------       ------      ------        -------
                                                 ------        ------            ------       ------      ------        -------
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
   Current portion of long-term obligations      $  617        $   --            $   --       $   --      $   --        $   617
   Accounts payable                               2,778          (115)               --           --          --          2,663
   Accrued expenses                               2,434          (147)               --           --          --          2,287
   Deferred revenues                                692           (30)               --        2,000       2,500          5,162
                                                 ------        ------            ------       ------      ------        -------
       Total current liabilities                  6,521          (292)               --        2,000       2,500         10,729

Other long-term liabilities                         420            --                --           --          --            420
                                                 ------        ------            ------       ------      ------        -------
       Total liabilities                          6,941          (292)               --        2,000       2,500         11,149
Stockholders' equity                              2,473         4,949             3,000           --          --         10,422
                                                 ------        ------            ------       ------      ------        -------
       Total liabilities and stockholders'
          equity                                 $9,414        $4,657            $3,000       $2,000      $2,500        $21,571
                                                 ------        ------            ------       ------      ------        -------
                                                 ------        ------            ------       ------      ------        -------

See accompanying Notes to Pro Forma Condensed Consolidated Balance Sheet


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
                            GATEFIELD CORPORATION
                        (FORMERLY ZYCAD CORPORATION)

                 Notes to Pro Forma Consolidated Balance Sheet
                                June 30, 1998
                                 (Unaudited)

The accompanying unaudited pro forma condensed consolidated balance sheet as of June 30, 1998 gives retroactive effect to the subsequent transactions described in Item 2 and Item 5 hereto, as though such transactions had occurred as of that date. Such pro forma balance sheet is presented solely for that purpose and does not purport to fulfill the requirements for pro forma financial information under Article 11 of Regulation S-X. Separate pro forma information in compliance with Article 11, giving effect to the disposition of assets described in Item 2, will be filed with the Securities and Exchange Commission within the fifteen-day required filing period.

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